SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2013

PROPELL TECHNOLOGIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53488	26-1856569
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

305 San Anselmo Avenue, Suite 300, San Anselmo, CA 94960

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 747-8775

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

On January 17, 2013 Propell Technologies Group, Inc. (the “Company”) dismissed Silberstein Unger, PLLC (“Silberstein”) as its independent registered public accounting firm, and retained Liggett, Vogt and Webb P.A. (“LVW”) as its new independent registered public accounting firm responsible for auditing its financial statements.

Silberstein’s reports on the Company’s financial statements as of and for the two years ended December 31, 2011 and 2010, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that each of those reports did contain an explanatory paragraph as to the existence of substantial doubt regarding the Company’s ability to continue as a going concern.

The decision to dismiss Silberstein and the selection of LVW was unanimously approved by the Company’s board of directors.

During the nine months ended September 30, 2012 and the year ended December 31, 2011, and in the subsequent interim period through January 17, 2013 (the date of dismissal of Silberstein), there were no disagreements with Silberstein, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Silberstein., would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

During the Company’s two most recent fiscal years and in the subsequent interim period through January 17, 2013, there were no events otherwise reportable under Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent years and in the subsequent interim period through January 17, 2013, the Company did not consult with LVW regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or with any of the matters outlined in Item 304(a)(2)(ii) of Regulation S-K.

The Company provided Silberstein with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that Silberstein furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not, stating the respects in which it does not agree. A copy of Silberstein’s letter dated January 17, 2013, is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(a) – (c)

N/A

(d) Exhibits.

16.1 Letter from Silberstein Unger, PLLC dated January 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPELL TECHNOLOGIES GROUP, INC.

Date: January 18, 2013	By: /s/ Edward Bernstein
Name: Edward Bernstein
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Silberstein Unger, PLLC dated January 17, 2013.